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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 14, 1998
                                                         ---------------



                            Crown Books Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                         0-11457                          52-1227415
-------------------------------       ---------------------        -------------------------------
(State or other jurisdiction of       (Commission File No.)        (I.R.S. Employer Identification
         incorporation)                                                            No.)
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                         3300 75th Avenue, Landover, MD           20785
                     ----------------------------------------   ----------
                     (Address of principal executive offices)   (Zip Code)


      (Registrant's telephone number, including area code): (301) 226-1200
                                                           ----------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Page 1 of 3 pages

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Item 3. Bankruptcy or Receivership

       On July 14, 1998, Crown Books Corporation ("Registrant") and its subsidiaries, Crown Books East Corporation, Crown Books West Corporation, Crown
Books National Corporation, Super Crown Books Corporation and Crown DHC
Corporation (collectively, the "Subsidiaries") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United
States Bankruptcy Court for the District of Delaware (the "Court"). The cases of
Registrant and the Subsidiaries, which are being jointly administered, are pending in such Court as Cases Nos. 98-1575(RRM) through 98-1580(RRM) inclusive.
Each of Registrant and the Subsidiaries is continuing to operate its business as a debtor-in-possession.

Item 7. Financial Statements and Exhibits

       None required.











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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             CROWN BOOKS CORPORATION
                                             -----------------------
                                             (Registrant)


Dated: July 27, 1998                         By: /s/ Stephen M. Petty
                                                ---------------------
                                                Stephen M. Petty,
                                                Chief Financial Officer










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